DRAFT 5/21/2007


                                [ ] SHARES

                FIRST TRUST/GALLATIN SPECIALTY FINANCE AND
                       FINANCIAL OPPORTUNITIES FUND

                   COMMON SHARES OF BENEFICIAL INTEREST

                          UNDERWRITING AGREEMENT

                                                                   May 24, 2007
A.G. Edwards & Sons, Inc.
BB&T Capital Markets, a division of Scott & Stringfellow,
      Inc.
Robert W. Baird & Co. Incorporated
H&R Block Financial Advisors, Inc.
Crowell, Weedon & Co.
Ferris, Baker Watts, Incorporated
Morgan Keegan & Company, Inc.
RBC Capital Markets Corporation
Ryan Beck & Co., Inc.
Sterne, Agee & Leach, Inc.
Stifel, Nicolaus & Company, Incorporated
Wunderlich Securities, Inc.


         As Representatives of the Several Underwriters
                  c/o   A.G. Edwards & Sons, Inc.
                        One North Jefferson Avenue
                        St. Louis, Missouri 63103

Dear Sir or Madam:

         The undersigned, First Trust/Gallatin Specialty Finance and Financial Opportunities Fund, a Massachusetts business trust (the
"Fund"), First Trust Advisors L.P., an Illinois limited partnership (the "Adviser"), and Gallatin Asset Management, Inc., a Delaware corporation


                                    1


(the "Sub-Adviser") address you as Underwriters and as the Representatives (the "Representatives") of each of the other persons, firms and corporations, if any, listed in Schedule I hereto (herein collectively called "Underwriters"). The Fund proposes to issue and sell an aggregate of [ ] shares of its common shares of beneficial interest (the "Firm Shares"), $0.01 par value per share (the "Common Shares"), to the several Underwriters. The Fund also proposes to sell, upon the terms and conditions contained in Section 2 hereof, up to [ ] additional Common Shares (the "Additional Shares," which together with the Firm Shares are hereinafter collectively referred to as the "Shares").

         The Fund, the Adviser and the Sub-Adviser wish to confirm as follows their agreements with you and the other several Underwriters on whose behalf you are acting in connection with the several purchases of the Shares by the Underwriters.

         The Fund has entered into an investment management agreement with the Adviser dated May 24, 2007 (the "Advisory Agreement"), a Custodian Services Agreement with PFPC Trust Company ("Custodian") dated April 20, 2007 (the "Custodian Contract"), a Transfer Agency Services Agreement with PFPC Inc. dated May 25, 2007 (the "Transfer Agency Agreement"), an Administration and Accounting Services Agreement with PFPC Inc. dated May 25, 2007 (the "Administration Agreement"), and a Subscription Agreement with the Adviser dated April 23, 2007 (the "Subscription Agreement"). In addition, the Fund has adopted a dividend reinvestment plan (the "Dividend Reinvestment Plan"), pursuant to which holders of Shares shall have their dividends automatically reinvested in additional Common Shares of the Fund unless they elect to receive such dividends in cash. Collectively, the Advisory Agreement, the Custodian Contract, the Transfer Agency Agreement, the Administration Agreement, the Subscription Agreement, and the Dividend Reinvestment Plan are herein referred to as the "Fund Agreements." The Adviser has entered into the Advisory Agreement, a Sub-Advisory Agreement with the Sub-Adviser dated May 24, 2007 (the "Sub-Advisory Agreement"), a Corporate Finance Services


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and Consulting Agreement with A.G. Edwards & Sons, Inc. dated May 24,
2007 (the "Corporate Finance Services and Consulting Agreement") (collectively, the "Adviser Agreements"). The Sub-Adviser has entered into the Sub-Advisory Agreement and this Agreement (collectively, the "Sub-Adviser Agreements"). This Underwriting Agreement is herein referred to as the "Agreement."

      1. Registration Statement and Prospectus. The Fund has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations," and together with the 1933 Act Rules and Regulations, the "Rules and Regulations") a registration statement on Form N-2 (File No. 333-141457 under the 1933 Act), including a prospectus and statement of additional information relating to the Shares, and a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (File No. 811-22039 under the 1940 Act, the "1940 Act Notification"), and may pursuant to the Rules and Regulations prepare and file an additional registration statement relating to a portion of the Shares pursuant to Rule 462(b) of the 1933 Act Rules and Regulations (a "Rule 462 Registration Statement"). In addition, the Fund has prepared and filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "1934 Act"), a registration statement (as amended, the "1934 Act Registration Statement") on Form 8-A (File No. 001-33477) under the 1934 Act to register, under Section 12(b) of the 1934 Act, the Shares.

                  The term "Registration Statement" as used in this Agreement means the registration statement, as amended at the time it becomes effective for purposes of Section 11 of the 1933 Act, as such section applies to the respective Underwriters (the


                                    3


         "Effective Time"), including (i) all documents filed as a part thereof or incorporated by reference therein, (ii) any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 497 under the 1933 Act Rules and Regulations and deemed to be part of the registration statement at the Effective Time pursuant to Rule 430A under the 1933 Act Rules and Regulations and (iii) any Rule 462 Registration Statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the 1933 Act Rules and Regulations.

                  The term "Prospectus" as used in this Agreement means the final prospectus and statement of additional information incorporated therein by reference as filed by the Fund with the Commission (i) pursuant to Rule 497(h) under the 1933 Act Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required under the 1933 Act) or (ii) pursuant to Rule 497(b) under the 1933 Act on or before the fifth business day after the date hereof (or such earlier time as may be required under the 1933 Act), or, if no such filing is required, the final prospectus (including the final statement of additional information) included in the Registration Statement at the time it becomes effective, in each case in the form furnished by the Fund to you for use by the Underwriters and by dealers in connection with the confirmation of sales in the offering of the Shares.

                  The term "Prepricing Prospectus" as used in this Agreement means each prospectus and statement of additional information included in the Registration Statement, or amendment thereof, before it became effective under the 1933 Act and any prospectus and statement of additional information incorporated therein by reference filed with the Commission by the Fund with the consent of the Representatives on behalf of the Underwriters, pursuant to Rule 497(a) under the 1933 Act Rules and Regulations.


                                    4


                  The term "Pricing Prospectus" as used in this Agreement means the Prepricing Prospectus that is included in the Registration Statement, or otherwise furnished by the Fund to you for use by the Underwriters and by dealers in connection with the offering of the Shares, immediately prior to the Applicable Time (as defined below) and any amendment or supplement to such Preliminary Prospectus from the Applicable Time through the Closing Time (as defined below).

                  The terms "Registration Statement," "Prospectus," "Prepricing Prospectus" and "Pricing Prospectus" shall also include any financial statements and other information included or incorporated by reference therein. The Fund has furnished the Representatives with copies of such Registration Statement, each amendment to such Registration Statement filed with the Commission and each Prepricing Prospectus.

                  The term "Pricing Information" as used in this Agreement means the information relating to (i) the number of Shares issued and (ii) the offering price of the Shares included on the cover page of the Prospectus dependent upon such information.

                  The term "Disclosure Package" as used in this Agreement means the Pricing Prospectus taken together with the Pricing Information.

                  The term "Sales Materials" as used in this Agreement means those advertising material, sales literature or other promotional materials or documents, if any, constituting an advertisement pursuant to Rule 482 under the 1933 Act Rules and Regulations authorized or prepared by the Fund or authorized or prepared on behalf of the Fund by the Adviser, the Sub-Adviser or any representative thereof for use in connection with the public offering or sale of the Shares; provided, however, that Sales Materials do not include any slides, tapes or other materials or documents that constitute a "written communication" (as defined in Rule 405 under the 1933 Act) used in connection


                                    5


         with a "road show" or a "bona fide electronic road show" (each as defined in Rule 433 under the 1933 Act Rules and Regulations) related to the offering of Shares contemplated hereby
         (collectively, "Road Show Materials").

                  The term "Applicable Time" as used in this Agreement means the time as of which this Agreement was entered into, which shall be [ ], New York City time, on the date of this Agreement (or such other time as is agreed to by the Fund and the Representatives on behalf of the Underwriters.

                  The term "business day" as used in this Agreement means a day on which the New York Stock Exchange (the "NYSE") is open for trading. The terms "herein," "hereof," "hereto," "hereinafter" and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term "or," as used herein, is not exclusive.

      2. Agreements to Sell and Purchase. The Fund hereby agrees, subject to all the terms and conditions set forth herein, to issue and to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Fund, the Adviser and the Sub-Adviser herein contained and subject to all of the other terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Fund at a purchase price of $19.10 per Share (the "Price per Share"), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

                  The Fund also agrees, subject to all the terms and conditions set forth herein, to issue and to sell to the Underwriters and, upon the basis of the representations, warranties and agreements of the Fund, the Adviser and the Sub-Adviser herein contained and subject to all the terms and


                                    6


         conditions set forth herein, the Underwriters shall have the right to purchase Additional Shares from the Fund, at the purchase price per share, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 a.m., New York City time, on the forty-fifth (45th) day after the date of the Prospectus (or if such forty-fifth (45th) day shall be a Saturday or a Sunday or a holiday, on the next business day thereafter when the NYSE is open for trading). Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Shares. Upon any exercise of the over-allotment option, upon the basis of the representations, warranties and agreements of the Fund, the Adviser and the Sub-Adviser herein contained and subject to all of the other terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Fund the number of Additional Shares (subject to such adjustments as you may determine to avoid fractional shares) which bears the same proportion to the number of Additional Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I (or such number of Firm Shares increased as set forth in Section 11 hereof) bears to the aggregate number of Firm Shares.

      3. Terms of Public Offering. The Fund and the Adviser have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Effective Time and after this Agreement has become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

      4.          Delivery of Shares and Payments Therefor.

         (a) Delivery to the Underwriters of and payment to the Fund for the Firm Shares and compensation of the Underwriters with respect thereto shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker


                                    7


               Drive, Chicago, Illinois at 8:00 a.m. central time on May 30, 2007. The place of closing for the Firm Shares and the Firm Shares Closing Time (as defined below) may be varied by agreement between the Representatives and the Fund. The time at which such payment and delivery are actually made is hereinafter called the "Firm Shares Closing Time."

         (b) Delivery to the Underwriters of and payment to the Fund for any Additional Shares to be purchased by the Underwriters and compensation of the Underwriters with respect thereto shall be made at the aforementioned office of Skadden, Arps, Slate, Meagher & Flom LLP at such time on such date, which may be the same as the Firm Shares Closing Time, but shall in no event be earlier than the Firm Shares Closing Time nor earlier than two nor later than three business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Fund of the Underwriters' determination to purchase a number, specified in said notice, of Additional Shares. Each time at which such payment and delivery with respect to Additional Shares are actually made is hereinafter called an "Additional Shares Closing Time." The place of closing for any Additional Shares and each Additional Shares Closing Time may be varied by agreement between you and the Fund. The Firm Shares Closing Time and each Additional Shares Closing Time each is sometimes referred to herein as a "Closing Time" and, collectively, as the "Closing Times."


                                    8


         (c) The Shares shall be registered in such names and in such denominations as the Underwriters shall request prior to 1:00 p.m., New York City time, (i) with respect to the Firm Shares, on the second business day preceding the Firm Shares Closing Time, and (ii) with respect to the Additional Shares, on the day of the giving of the written notice in respect of such Additional Shares. Certificates for shares will be made available to you in New York City for inspection and packaging not later than 9:00 a.m., New York City time, on the business day next preceding the Firm Shares Closing Time or each Additional Shares Closing Time, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you at the Firm Shares Closing Time or each Additional Shares Closing Time, as the case may be, against payment of the purchase price therefor in immediately available funds.

      5.          Agreements of the Fund, the Adviser and the Sub-Adviser.
         The Fund, the Adviser, and (with respect to subsections (b),(h), (l), (p) and (q) below only as they relate to the Sub-Adviser) the Sub-Adviser, jointly and severally, agree with the several Underwriters as follows:

         (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Shares may commence, the Fund will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible. If it is necessary for a post-effective amendment to the Registration Statement, or a Rule 462 Registration Statement under Rule 462(b) under the Securities Act, to be filed with the Commission and become effective before the Shares may be sold, the Fund will use its best efforts


                                    9


               to cause such post-effective amendment or such Registration Statement to be filed and become effective as soon as possible, and the Fund will advise you promptly and, if requested by you, will confirm such advice in writing, when such post-effective amendment or such Registration Statement has become effective. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the 1933 Act Rules and Regulations, the Fund will file a prospectus including such information pursuant to Rule 497(h) of the 1933 Act Rules and Regulations, as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Shares or the date the Prospectus is first used after the Effective Time. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a prospectus or certification pursuant to Rule 497(c) or (j), as the case may be, of the 1933 Act Rules and Regulations as promptly as practicable, but no later than the fifth business day following the date of the later of the Effective Time or the commencement of the public offering of the Shares after the Effective Time. The Fund will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement or such post-effective amendment has become effective, (ii) when the Prospectus has been timely filed pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations or (iii) when the certification permitted pursuant to Rule 497(j) of the 1933 Act Rules and Regulations has been timely filed, whichever is applicable.

         (b) The Fund, and, in the case of (iii)(B) and (iv) below (with respect to communications received by or developments relating to the Adviser or the Sub-Adviser,


                                    10


               respectively) the Adviser or the Sub-Adviser, will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, the Prospectus, the Sales Materials or any Prepricing Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance by the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Prepricing Prospectus or any Sales Materials or Road Show Materials, of any notice pursuant to Section 8(e) of the 1940 Act of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for any such purposes, (iii) of receipt by (A) the Fund, any affiliate of the Fund or any Representatives or attorney of the Fund of any other material communication from the Commission, or (B) the Fund, the Adviser, the Sub-Adviser, any affiliate of the Fund, the Adviser or the Sub-Adviser or any Representatives or attorney of the Fund, the Adviser or the Sub-Adviser of any other material communication from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating, in the case of either clause (A) or (B), to the Fund (if such communication relating to the Fund is received by such person within three years after the date of this Agreement), the Registration Statement, the 1940 Act Notification, the Prospectus, any Prepricing Prospectus, any Sales Materials or Road Show Materials (or


                                    11


               any amendment or supplement to any of the foregoing) or this Agreement or any of the Fund Agreements and (iv) within the period of time referred to in paragraph (f) below, of any material, adverse change in the condition (financial or other), general affairs, business, prospects, properties, net assets or results of operations of the Fund or any event which should reasonably be expected to have a material adverse effect on the ability of the Adviser or the Sub-Adviser to perform its obligations under this Agreement or any of the Adviser Agreements or the Sub-Adviser Agreements, respectively (other than as a result of changes in market conditions generally), or of the happening of any event which makes any statement of a material fact made in the Registration Statement, the Prospectus, any Prepricing Prospectus or any Sales Materials or Road Show Materials (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement, the Prospectus, any Prepricing Prospectus or any Sales Materials or Road Show Materials (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, any Prepricing Prospectus or any Sales Materials or Road Show Materials, in light of the circumstances under which they were made) not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, any Prepricing Prospectus or any Sales Materials or Road Show Materials (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Prepricing Prospectus, any Sales Materials or any Road Show Materials (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund and the Adviser will use their best efforts to obtain the withdrawal of such order at the earliest possible time. If at any time the NASD, any national securities exchange, any state securities commission, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the


                                    12


               Prospectus, any Prepricing Prospectus, any Sales Materials or any Road Show Materials (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund and the Adviser will use their respective best efforts to obtain the withdrawal of such order at the earliest possible time. In the case of any event set forth in the preceding two sentences, the Sub-Adviser shall, at the request of the Fund or the Adviser, cooperate with the Fund and the Adviser, as the case may be, in connection with reasonable requests made by either of them to effectuate the purposes of such sentences.

         (c) The Fund will furnish to you, without charge, three signed copies of the Registration Statement, 1934 Act Registration Statement and the 1940 Act Notification as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto and will also furnish to you, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto, with or without exhibits, as you may reasonably request.


                                    13


         (d) The Fund will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus, any Prepricing Prospectus, any Sales Materials or any Road Show Materials (or any amendment or supplement to any of the foregoing) of which you shall not previously have been advised or to which you shall reasonably object within a reasonable time after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the 1933 Act, the 1940 Act or the 1934 Act, without delivering a copy of such information, documents or reports to you, as Representatives of the Underwriters, prior to or concurrently with such filing.

         (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to you, without charge, in such quantities as you have reasonably requested, copies of each form of any Prepricing Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Fund.

         (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time, for such period as in the opinion of counsel for the Underwriters a prospectus is required by the 1933 Act to be delivered in connection with sales of Shares by any Underwriter or dealer, the Fund will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The


                                    14


               Fund consents to the use of the Prospectus (and of any amendments or supplements thereto) in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with sales of Shares by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Fund or in the opinion of counsel for the Underwriters is required to be set forth in the Registration Statement or the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law, rule or regulation, the Fund will forthwith notify you of such event, prepare and, subject to the provisions of paragraph (d) above, promptly file with the Commission an appropriate amendment or supplement thereto and will expeditiously furnish to the Underwriters and dealers, without charge, such number of copies thereof as they may reasonably request. In the event that the Registration Statement or the Prospectus is to be amended or supplemented, the Fund, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

         (g) The Fund will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the


                                    15


               several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification.

         (h) Each of the Adviser and the Sub-Adviser will make generally available to the Underwriters its staff for assistance with roadshow presentations as the Underwriters may reasonably request.

         (i) As soon as practicable, but in no event later than the last day of the eighteenth (18th) full calendar month following the calendar quarter in which the Effective Time falls, the Fund will make generally available to its security holders an earnings statement, which need not be audited, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

         (j) The Fund will comply with the undertaking set forth in paragraph 6 of Item 33 of Part C of the Registration Statement.

         (k) During the period of three years hereafter, the Fund will furnish or will have furnished to you (i) as soon as available, a copy of each report of the Fund mailed to shareholders or filed with the Commission or furnished to the NYSE and (ii) from time to time such other information concerning the Fund as you may reasonably request.

         (l) If this Agreement shall terminate or be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 11 hereof or by notice given by you terminating this Agreement pursuant to Section 12 hereof) or if this Agreement shall be terminated by the Underwriters because of (i) any failure or refusal on the part of the Fund, the Adviser or


                                    16


               the Sub-Adviser to comply with any term or fulfill any of the conditions of this Agreement required to be complied with or fulfilled by them or (ii) the non-occurrence of any other condition set forth in this Agreement required to occur in connection with the sale by the Fund of the Shares, the Fund, the Adviser and the Sub-Adviser, jointly and severally, agree to reimburse the Representatives for all out-of-pocket expenses not to exceed the amounts set forth in Section 13 of this Agreement (including fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

         (m) The Fund will direct the investment of the net proceeds of the offering of the Shares (i) in accordance with the description set forth in the Prospectus and (ii) in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Prospectus.

         (n) The Fund will file the requisite copies of the Prospectus with the Commission in a timely fashion pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations, whichever is applicable or, if applicable, will file in a timely fashion the certification permitted by Rule 497(j) of the 1933 Act Rules and Regulations and will advise you of the time and manner of such filing.

         (o) The Fund will use its best efforts to have the shares listed, subject to notice of issuance, on the NYSE concurrently with the effectiveness of the Registration Statement and to comply with the rules or regulations of such exchange.

         (p) Except as provided in this Agreement or pursuant to any dividend reinvestment plan of the Fund, none of the Fund, the Adviser, the Sub-Adviser or their respective officers, trustees or directors will sell, contract to sell or


                                    17


               otherwise dispose of any common stock or any securities convertible into or exercisable or exchangeable for common stock or grant any options or warrants to purchase common stock for a period of 180 days after the date of the Prospectus, without the prior written consent of the Representatives (it being understood that the Sub-Adviser shall have no obligation or liability under this subsection with respect to the acts or omissions of the Fund and the Adviser, and their respective officers, trustees or directors).

         (q) Except as stated in this Agreement and in the Prospectus, none of the Fund, the Adviser or the Sub-Adviser will take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares (it being understood that the Sub-Adviser shall have no obligation or liability under this subsection with respect to the acts or omissions of the Fund and the Adviser).

         (r) The Fund will direct the investment of the proceeds of the offering of the Shares so as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), to qualify as a regulated investment company under the Code.

      6. Representations and Warranties of the Fund, the Adviser and the Sub-Adviser. The Fund, the Adviser, and (with respect to subsections (b) and (w) below only) the Sub-Adviser jointly and severally, represent and warrant to each Underwriter as of the date of this Agreement, as of the Firm Shares Closing Time and as of each Additional Shares Closing Time, if any, that:

         (a) (i)(A) the Registration Statement has heretofore become effective under the 1933 Act or, with respect to any Rule 462 Registration Statement to be filed to register the


                                    18


               offer and sale of Shares pursuant to Rule 462(b) under the 1933 Act, will be filed with the Commission and become effective under the 1933 Act no later than 10:00 p.m., New York City time, on the date of determination of the public offering price for the Shares; (B) no stop order of the Commission preventing or suspending the use of any Prepricing Prospectus or Sales Materials or of the Prospectus or the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been instituted or, to the Fund's knowledge, are contemplated by the Commission; and (C) the 1934 Act Registration Statement has become effective as provided in
               Section 12 of the 1934 Act;

               (ii)(A) the Registration Statement complied at the Effective Time, complies as of the date hereof and will comply, as amended or supplemented, at the Firm Shares Closing Time, each Additional Shares Closing Time, if any, and at all times during which a prospectus is required by the 1933
               Act to be delivered in connection with any sale of Shares, in all material respects, with the requirements of the 1933 Act and the 1940 Act; (B) each Prepricing Prospectus and the Prospectus complied or will comply, at the time it was filed with the Commission, and the Prospectus will comply as of its date and, as amended or supplemented, at the Firm Shares Closing Time, each Additional Shares
               Closing Time, if any, and at all times during which a prospectus is required by the Securities Act to be delivered in connection with any sale of Shares, in all material respects with the requirements of the 1933 Act (including, without limitation, Section 10(a) of the 1933
               Act) and the 1940 Act; and (C) each of the Sales Materials and the Road Show Materials complied, at the time it was first used in connection with the public offering of the Shares, and complies as of the date hereof, in all material respects with the requirements of the 1933 Act


                                    19


               (including, without limitation, Rule 482 thereunder, as applicable), the 1940 Act and the applicable rules and interpretations of the NASD;

               (iii)(A) the Registration Statement as of the Effective Time did not, the Registration Statement (including any post-effective amendment thereto declared or deemed to be effective by the Commission) as of the date hereof does not, and the Registration Statement (including any post-effective amendment thereto declared or deemed to be effective by the Commission) as of the Closing Time will not, in each case, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) at no time during the period that begins as of the Applicable Time and ends at the Closing Time did or will the Disclosure Package include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (C) at no time during the period that begins at the time each of the Sales Materials and each of the Road Show Materials was first used in connection with the public offering of the Shares and ends at the Applicable Time did any of the Sales Materials or the Road Show Materials include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (D) at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the latest of the Firm Shares Closing Time, the latest Additional Shares Closing Time, if any, and the end of the period during which a prospectus is required by the 1933 Act to be delivered in connection with any sale of


                                    20


               Shares did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Fund makes no representation or warranty with respect to any statement contained in the Registration Statement, the Disclosure Package, Sales Materials, Road Show Materials or the Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through the Representatives to the Fund expressly for use in the Registration Statement, the Disclosure Package or the Prospectus as described in Section 8(h) hereof.

         (b) All the outstanding Common Shares of the Fund have been duly authorized and validly issued, are fully paid and (except as described in the Registration Statement, Pricing Prospectus and Prospectus) nonassessable and are free of any preemptive or similar rights, the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and (except as described in the Registration Statement, Pricing Prospectus and Prospectus) nonassessable and free of any preemptive or similar rights and the Common Shares of the Fund conform to the description thereof in the Registration Statement, the Pricing Prospectus or the Prospectus (or any amendment or supplement to either of them). Except for the Shares and the Common Shares issued in accordance with Section 14(a) of the 1940 Act, no other shares of beneficial interest are issued or outstanding and the capitalization of the Fund conforms in all respects to the description thereof in the Registration


                                    21


               Statement, the Pricing Prospectus and the Prospectus (or any amendment or supplement to either of them).

         (c) (i) The Fund has been duly formed and is validly existing in good standing as a business trust under the laws of The Commonwealth of Massachusetts, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus (and any amendment or supplement to either of them); (ii) the Fund is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify, either alone or in the aggregate, does not have or would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, properties, business prospects, net assets or results of operations, whether or not occurring in the ordinary course of business (a "Material Adverse Effect") of the Fund; and (iii) the Fund has no subsidiaries.

         (d) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened against the Fund or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus (and any amendment or supplement to either of them) but are not described as required and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration


                                    22


               Statement, the Pricing Prospectus or the Prospectus (or any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

         (e) The Fund is not in violation of its Declaration of Trust ("Declaration of Trust"), by-laws or other organizational documents or any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any other agency or any body or official having jurisdiction over the Fund or in breach or default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, except for such violation or such breach or default that, either alone or in the aggregate, does not have or would not reasonably be expected to have a Material Adverse Effect on the Fund.

         (f) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (i) requires any consent, approval, authorization or order of or registration or filing with the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory, body, administrative agency or other governmental body, agency or official having jurisdiction over the Fund (except compliance with the securities or Blue Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement and except for compliance with the filing requirements of the


                                    23


               NASD Division of Corporate Finance) or conflicts or will conflict with or constitutes or will constitute a breach of the Declaration of Trust, bylaws, or other organizational documents of the Fund or (ii) (A) conflicts or will conflict with or constitutes or will constitute a breach of or a default under any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or (B) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon (collectively, a "lien") any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, except for such conflict, breach, default, violation or lien that, either alone or in the aggregate, does not or would not reasonably be expected to have a Material Adverse Effect on the Fund. As of the date hereof, the Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

         (g) Since the date as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus (and any amendment or supplement to either of them), except as otherwise stated therein, (i) there has been no material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of the Fund or business prospects (other than as a result of a change in the financial markets generally) of the Fund, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Fund other than those in the ordinary course of its business as described in the


                                    24


               Pricing Prospectus and the Prospectus (and any amendment or supplement thereto) and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its common stock.

         (h) The independent registered public accounting firm, Deloitte & Touche LLP, who has audited the Statement of Assets and Liabilities included or incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus (and any amendment or supplement to either of them), is an independent public accounting firm as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

         (i) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement, the Pricing Prospectus or the Prospectus (or any amendment or supplement to either of them) present fairly the financial position of the Fund on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement, the Pricing Prospectus or the Prospectus (or any amendment or supplement thereto) are accurately derived from such financial statements and the books and records of the Fund.

         (j) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all required action under the 1933 Act, the 1940


                                    25


               Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

         (k) The execution and delivery of and the performance by the Fund of its obligations under this Agreement and the Fund Agreements have been duly and validly authorized by the Fund and this Agreement and each of the Fund Agreements have been duly executed and delivered by the Fund and each constitutes the valid and legally binding agreement of the Fund, enforceable against the Fund in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

         (l) Except as disclosed in or contemplated by the Registration Statement, the Pricing Prospectus or the Prospectus (or any amendment or supplement to any of them), subsequent to the respective dates as of which such information is given in the Registration Statement, the Pricing Prospectus and the Prospectus (and any amendment or supplement to either of them), the Fund has not incurred any material liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, and there has not been any change in the shares of beneficial interest or any change or any development involving or which should reasonably be expected to involve a Material Adverse Effect on the Fund or its capitalization, or the incurrence of any debt by, the Fund.

         (m) The Fund has not distributed and, prior to the later to occur of (i) the date of the last Closing Time and (ii)


                                    26


               completion of the distribution of the Shares, will not distribute to the public any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Disclosure Package, the Sales Materials and the Prospectus.

         (n) The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Pricing Prospectus and the Prospectus (and any amendment or supplement thereto); the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Pricing Prospectus and the Prospectus (and any amendment or supplement thereto); and, except as described in the Pricing Prospectus and the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund.

         (o) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with the Board of Trustees' general or specific authorization and with the investment policies and restrictions of the Fund and the applicable requirements of the 1940 Act and the 1940 Act Rules and Regulations and the Code; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value and fee accruals, to maintain


                                    27


               accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with the Board of Trustees' general or specific authorization; and (iv) the recorded account for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (p) The conduct by the Fund of its business (as described in the Pricing Prospectus and the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license or sub-license.

         (q) Except as stated in this Agreement, in the Pricing Prospectus and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken and will not take, directly or indirectly, any action designed to or which could cause or result in or which will constitute stabilization or manipulation of the price of the Shares in violation of federal securities laws and no such action has been, or will be, taken by any affiliates of the Fund.

         (r) The Fund is duly registered under the 1940 Act and the Rules and Regulations as a closed-end, non-diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and at all times through the date hereof the 1940 Act Notification conformed in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations; no order of suspension or revocation of such registration under the 1940 Act and the Rules and Regulations has been issued or proceedings therefor initiated or threatened by the


                                    28


               Commission. The provisions of the Declaration of Trust, and the investment policies and restrictions described in each of the Registration Statement, the Pricing Prospectus and the Prospectus, comply in all material respects with the requirements of the 1940 Act and the Rules and Regulations.

         (s) There are no Sales Materials other than the definitive client brochure and the broker selling memo which were filed with the NASD on April 27, 2007.

         (t) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the 1933 Act, the 1940 Act, the Rules and Regulations, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations").

         (u) No holder of any security of the Fund has any right to require registration of any Shares, Common Shares or any other security of the Fund because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.

         (v) The Fund and the Adviser intend to direct the investment of the proceeds of the offering of the Shares in such a manner as to comply with the requirements of Subchapter M of the Code.

         (w) In the event that the Fund, the Adviser or the Sub-Adviser makes available the Road Show Materials or any other promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, the Fund, the Adviser or the Sub-Adviser, as applicable,


                                    29


               will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof (it being understood that the Sub-Adviser makes no representation under this subsection with respect to the acts or omissions of the Fund and the Adviser).

         (x) The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus, the Pricing Prospectus or the Prospectus.

         (y) Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus (or any amendment or supplement to either of them), no trustee of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940
               Act) of any Underwriter listed in Schedule I hereto.

         (z)   The Shares have been approved for listing on the NYSE.

      7. Representations and Warranties of the Adviser. The Adviser represents and warrants to each Underwriter as of the date of this Agreement, as of the Firm Shares Closing Time and as of each Additional Shares Closing Time, if any, as follows:

         (a) The Adviser is a limited partnership duly organized and validly existing in good standing under the laws of the State of Illinois, with full power and authority to own, lease and operate its properties and to conduct its business as described in each of the Registration Statement, the Pricing Prospectus and the Prospectus (or any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the


                                    30


               nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify would not have a material, adverse affect on the condition (financial or other), general affairs, business, properties, net assets or results of operations of the Adviser or the Fund.

         (b) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Advisory Agreement for the Fund as contemplated by the Registration Statement, the Pricing Prospectus or the Prospectus (or any amendment or supplement to either of them). There does not exist any proceeding which could have a Material Adverse Effect on the registration of the Adviser with the Commission.

         (c) There are no legal or governmental proceedings pending or, to the knowledge of the Adviser, threatened against the Adviser that are required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that could result in any Material Adverse Effect on the Adviser or that may have a material, adverse effect on the ability of the Adviser to perform its obligations under this Agreement or any of the Adviser Agreements.

         (d) Neither the execution, delivery or performance of this Agreement or any of the Adviser Agreements by the Adviser, nor the consummation by the Adviser of the transactions contemplated hereby or thereby (i) requires the Adviser to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, any state securities commission, any national

                                       31

               securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Adviser or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the partnership agreement or bylaws or other organizational documents of the Adviser or (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Adviser is a party or by which the Adviser or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject, except in any case under clause (ii) for such conflict, breach, default, violation or lien that, either alone or in the aggregate, does not have or would not reasonably be expected to have a Material Adverse Effect on the Adviser or on the ability of the Adviser to perform its obligations under this Agreement or any of the Adviser Agreements. The Adviser is not subject to any order of any court or of any arbitrator, regulatory body, administrative agency or other governmental body, agency or official.

         (e) The Adviser has full power and authority to enter into this Agreement and each of the Adviser Agreements; the execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement and each of the Adviser Agreements have been duly and validly authorized by the Adviser; and this Agreement and each of

                                       32

               the Adviser Agreements have been duly executed and delivered by the Adviser and constitute the valid and legally binding agreements of the Adviser, enforceable against the Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Adviser's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles whether enforcement is considered in a proceeding in equity or at law.

         (f) The Adviser has the financial resources necessary for the performance of its services and obligations as contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus (or any amendment or supplement to either of them) or under this Agreement and each of the Adviser Agreements.

         (g) The description of the Adviser and its business, and the statements attributable to the Adviser, in the Registration Statement, the Pricing Prospectus or the Prospectus (or any amendment or supplement to either of them) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Pricing Prospectus and the Prospectus, in light of the circumstances under which they were made) not misleading.

         (h) Since the date as of which information is given in the Registration Statement, the Pricing Prospectus or the

                                       33

               Prospectus (or any amendment or supplement to either of them), except as otherwise stated therein, (i) there has been no material adverse change in the condition (financial or other), business, properties, net assets or results of operations or business prospects of the Adviser, whether or not arising from the ordinary course of business, and (ii) there have been no transactions entered into by the Adviser which are material to the Adviser other than those in the ordinary course of its business as described in the Pricing Prospectus and the Prospectus.

         (i) The Adviser has such permits as are necessary to own its property and to conduct its business in the manner described in the Pricing Prospectus and the Prospectus (and any amendment or supplement thereto); and the Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the Adviser under any such permit.

         (j) None of this Agreement nor any of the Adviser Agreements violate any applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

         (k) Except as stated in this Agreement, the Registration Statement, the Pricing Prospectus or the Prospectus (or in any amendment or supplement to any of the foregoing), the Adviser has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Shares or of any securities issued by the Fund to

                                       34

               facilitate the sale or resale of the Shares, in each case, in violation of federal securities laws and the Adviser is not aware of any such action taken or to be taken by any affiliates of the Adviser.

      8. Representations and Warranties of the Sub-Adviser. The Sub-Adviser represents and warrants to each Underwriter as of the date of this Agreement, as of the Firm Shares Closing Time and as of each Additional Shares Closing Time, if any, as follows:

         (a) The Sub-Adviser is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct its business as described in each of the Registration Statement, the Pricing Prospectus and the Prospectus (or any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify would not have a material, adverse affect on the condition (financial or other), general affairs, business, properties, net assets or results of operations of the Sub-Adviser or the Fund.

         (b) The Sub-Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Sub-Advisory Agreement for the Fund as contemplated by the Registration Statement, the Pricing Prospectus or the Prospectus (or any amendment or supplement to either of them). There does not exist any proceeding which could have a Material Adverse Effect on the registration of the Sub-Adviser with the Commission.

                                   35

         (c) There are no legal or governmental proceedings pending or, to the knowledge of the Sub-Adviser, threatened against the Sub-Adviser that are required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that could result in any Material Adverse Effect on the Sub-Adviser or that may have a material, adverse effect on the ability of the Sub-Adviser to perform its obligations under this Agreement or the Sub-Advisory Agreement.

         (d) Neither the execution, delivery or performance of this Agreement or the Sub-Advisory Agreement by the Sub-Adviser, nor the consummation by the Adviser of the transactions contemplated hereby or thereby (i) requires the Sub-Adviser to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Sub-Adviser or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the articles of incorporation or bylaws of the Sub-Adviser or (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Sub-Adviser is a party or by which the Sub-Adviser or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Sub-Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Sub-Adviser pursuant to the terms of any agreement or instrument to which it is a

                                   36

               party or by which it may be bound or to which any of the property or assets of the Sub-Adviser is subject, except in any case under clause (ii) for such conflict, breach, default, violation or lien that, either alone or in the aggregate, does not have or would not reasonably be expected to have a Material Adverse Effect on the Sub-Adviser or on the ability of the Sub-Adviser to perform its obligations under this Agreement or the Sub-Advisory Agreement. The Sub-Adviser is not subject to any order of any court or of any arbitrator, regulatory body, administrative agency or other governmental body, agency or official.

         (e) The Sub-Adviser has full power and authority to enter into this Agreement and the Sub-Advisory Agreement; the execution and delivery of, and the performance by the Sub-Adviser of its obligations under, this Agreement and the Sub-Advisory Agreement have been duly and validly authorized by the Sub-Adviser; and this Agreement and the Sub-Advisory Agreement have been duly executed and delivered by the Sub-Adviser and constitute the valid and legally binding agreements of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Sub-Adviser's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles whether enforcement is considered in a proceeding in equity or at law.

         (f) The Sub-Adviser has the financial resources necessary for the performance of its services and obligations as contemplated in the Registration Statement, the Pricing

                                   37

               Prospectus and the Prospectus (or any amendment or supplement to either of them) or under this Agreement and the Sub-Advisory Agreement.

         (g) The description of the Sub-Adviser and its business, and the statements attributable to the Adviser, in the Registration Statement, the Pricing Prospectus or the Prospectus (or any amendment or supplement to either of them) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Pricing Prospectus and the Prospectus, in light of the circumstances under which they were made) not misleading.

         (h) Since the date as of which information is given in the Registration Statement, the Pricing Prospectus or the Prospectus (or any amendment or supplement to either of them), except as otherwise stated therein, (i) there has been no material adverse change in the condition (financial or other), business, properties, net assets or results of operations or business prospects of the Sub-Adviser, whether or not arising from the ordinary course of business, and (ii) there have been no transactions entered into by the Sub-Adviser which are material to the Sub-Adviser other than those in the ordinary course of its business as described in the Pricing Prospectus and the Prospectus.

         (i) The Sub-Adviser has such permits (as defined above) as are necessary to own its property and to conduct its business in the manner described in the Pricing Prospectus and the Prospectus (and any amendment or supplement thereto); and the Sub-Adviser has fulfilled and performed all its

                                   38

               material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the Adviser under any such permit.

         (j) None of this Agreement nor the Sub-Advisory Agreement violates any applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

         (k) Except as stated in this Agreement, the Registration Statement, the Pricing Prospectus or the Prospectus (or in any amendment or supplement to any of the foregoing), the Sub-Adviser has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Shares or of any securities issued by the Fund to facilitate the sale or resale of the Shares, in each case, in violation of federal securities laws and the Sub-Adviser is not aware of any such action taken or to be taken by any affiliates of the Sub-Adviser.

      9.          Indemnification and Contribution.

         (a) The Fund, the Adviser and the Sub-Adviser, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation), that (i) arises out of or is based upon any untrue statement or alleged untrue statement of a

                                   39

               material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or
               (ii) arises out of or is based any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, any Road Show Material, the Disclosure Package, any Sales Material or the Prospectus (as it may be amended or supplemented) or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except with respect to either of the foregoing clause (i) and (ii) insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriters furnished in writing to the Fund by or on behalf of any Underwriter through you expressly for use in connection therewith. The foregoing indemnity agreement shall be in addition to any liability which the Fund, the Adviser or the Sub-Adviser may otherwise have.

         (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Fund, the Adviser, or the Sub-Adviser, such Underwriter or such controlling person shall promptly notify in writing the Fund, the Adviser, or the Sub-Adviser and the Fund, the Adviser or the Sub-Adviser shall assume the defense thereof, including the employment of counsel and the payment of all fees and expenses. Such Underwriter or any

                                   40

               such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or controlling person unless (i) the Fund, the Adviser or the Sub-Adviser have agreed in writing to pay such fees and expenses, (ii) the Fund, the Adviser or the Sub-Adviser have failed within a reasonable time to assume the defense and employ counsel or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Fund, the Adviser or the Sub-Adviser and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund, the Adviser or the Sub-Adviser by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund, the Adviser and the Sub-Adviser shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Fund, the Adviser and the Sub-Adviser shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel if there is any action, suit or proceeding in more than one jurisdiction) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by the Representatives

                                   41

               and that, subject to the requirements of 1940 Act Release No. 11330, all such fees and expenses shall be reimbursed promptly as they are incurred. The Fund, the Adviser and the Sub-Adviser shall not be liable for any settlement of any such action, suit or proceeding effected without the written consent of the Fund, the Adviser or the Sub-Adviser, but if settled with such written consent or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Fund, the Adviser and the Sub-Adviser agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph and any such controlling person from and against any loss, liability, damage or expense by reason by such settlement or judgment.

         (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Fund, the Adviser and the Sub-Adviser, their trustees, directors, partners, members or managers, any officers of the Fund who sign the Registration Statement and any person who controls the Fund, the Adviser or the Sub-Adviser within the meaning of
               Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund, the Adviser and the Sub-Adviser to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Disclosure Package, any Road Show Materials, any Sales Materials, the Prospectus or any Preliminary Prospectus (or any amendment or supplement thereto). If any action, suit or proceeding shall be brought against the Fund, the Adviser or the Sub-Adviser, any of their trustees, directors, partners, members or managers, any such officer or any such controlling person, based on the Registration Statement, the Disclosure Package, any Road Show Materials, any Sales Materials, the

                                   42

               Prospectus or any Preliminary Prospectus (or any amendment or supplement thereto) and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to each of the Fund, the Adviser and the Sub-Adviser by paragraph (b) above (except that if the Fund, the Adviser or the Sub-Adviser shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense) and the Fund, the Adviser and the Sub-Adviser, their trustees, directors, partners, managers or members, any such officer and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

         (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund,

                                       43

               the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other shall be deemed to be in the same proportion that the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the total underwriting discounts and commissions received by the Underwriters, in each case, as set forth in the table on the cover page of the Prospectus. The relative fault of the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund, the Adviser and the Sub-Adviser on the one hand (treated jointly for this purpose as one person) or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The Fund, the Adviser, the Sub-Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities

                                       44

               and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares set forth opposite their names in Schedule I (or such number of Shares increased as set forth in Section 11 hereof) and not joint.

         (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability from claimants on claims that are the subject matter of such action, suit or proceeding.

         (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall, subject to the

                                       45

               requirements of Release No. 11330, be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of each of the Fund, the Adviser and the Sub-Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Fund, the Adviser, the Sub-Adviser or their trustees, directors, partners, managers, members, officers or any person controlling the Fund, the Adviser or the Sub-Adviser, (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter or to the Fund, the Adviser or the Sub-Adviser or their trustees, directors, partners, managers, members, officers or any person controlling the Fund, the Adviser or the Sub-Adviser shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

         (h) The Fund, the Adviser and the Sub-Adviser each acknowledge that the statements with respect to (1) the public offering price of the Shares as set forth on the cover page of the Prospectus and (2) as set forth under the caption "Underwriting" in the Prospectus (i) the names of the Underwriters, (ii) the number of Firm Shares set forth opposite the name of each Underwriter, (iii) the amount of the selling concessions and reallowances of selling concessions set forth in the first sentence of the fourth paragraph, (iv) the sixteenth paragraph and (v) the final paragraph constitute the only information furnished in writing by or on behalf of any Underwriter through the Representative to the Fund expressly for use with reference to such Underwriter in the Registration

                                   46

               Statement or in the Prospectus (as amended or supplemented). The Underwriters severally confirm that these statements are correct in all material respects and were so furnished by or on behalf of the Underwriters severally for use in the Prospectus.

      10. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Shares hereunder are subject to the accuracy of and compliance with the representations, warranties and agreements of and by each of the Fund, the Adviser and the Sub-Adviser contained herein on and as of the Effective Time, the date of the Prospectus (and of any amendment or supplement thereto) and each of the Closing Times; to the accuracy and completeness of all statements made by the Fund, the Adviser, the Sub-Adviser or any of their respective officers in any certificate delivered to the Representatives or their counsel pursuant to this Agreement; and to the following conditions:

         (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 p.m., New York City time, on the date hereof or at such later date and time as shall be consented to in writing by you and all filings, if any, required by Rules 497 and 430A under the 1933 Act and the 1933 Act Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Fund, the Adviser or any Underwriter, threatened by the Commission and any request of the Commission for additional information (to

                                   47

               be included in the Registration Statement, the Pricing Prospectus or the Prospectus or otherwise) shall have been complied with to your satisfaction.

         (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or otherwise), business, properties, business prospects, net assets or results of operations, whether or not occurring in the ordinary course of business, of the Fund, the Adviser or the Sub-Adviser not contemplated by the Pricing Prospectus or the Prospectus which, in your opinion, would materially adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Fund, the Adviser, the Sub-Adviser or any officer, trustee, director, manager or member of the Fund, the Adviser or the Sub-Adviser which makes any statement made in the Pricing Prospectus or the Prospectus (or any amendment or supplement thereto) untrue or which, in the opinion of the Fund and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Pricing Prospectus or the Prospectus (or any amendment or supplement thereto) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein (in light of the circumstances under which they were made) not misleading, if amending or supplementing the Pricing Prospectus or the Prospectus (or any previous amendment or supplement thereto) to reflect such event or development would, in your opinion, materially adversely affect the market for the Shares.

         (c) That you shall have received as of each Closing Time an opinion of Chapman and Cutler LLP, special counsel for the Fund, dated as of the date thereof and addressed to you,

                                   48

               as the Representatives of the several Underwriters, in substantially the form attached hereto as Exhibit A. In rendering its opinion, Chapman and Cutler LLP may rely, as to matters of Massachusetts law, upon the opinion of Bingham McCutchen LLP dated as of the date thereof.

         (d) That you shall have received as of each Closing Time an opinion of Chapman and Cutler LLP, special counsel for the Adviser, dated as of the date thereof and addressed to you, as Representatives of the several Underwriters, in substantially the form attached hereto as Exhibit B.

         (e) That you shall have received as of each Closing Time an opinion of [ ], special counsel for the Sub-Adviser, dated as of the date thereof and addressed to you, as Representatives of the several Underwriters, in substantially the form attached hereto as Exhibit C.

         (f) That you shall have received as of each Closing Time an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated as of the date thereof and addressed to you, as the Representatives of the several Underwriters, with respect to such matters as you may require and the Fund, the Adviser, the Sub-Adviser and their respective counsel shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

         (g) That you shall have received letters addressed to you, as the Representatives of the several Underwriters and dated as of the date hereof and as of the date of each Closing Time from Deloitte & Touche LLP, the Fund's independent registered public accounting firm, substantially in the form attached hereto as Exhibit D.

         (h)   (i) No order suspending the effectiveness of the

                                   49

               Registration Statement or prohibiting or suspending the use of the Pricing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing) or any Prepricing Prospectus or any Sales Materials or Road Show Materials shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, the Adviser or the Sub-Adviser or, with respect to the transactions contemplated by the Pricing Prospectus or the Prospectus (or any amendment or supplement thereto) and this Agreement, may be pending before or, to the knowledge of the Fund, the Adviser, the Sub-Adviser or any Underwriter or in the reasonable view of counsel to the Underwriters, shall be threatened or contemplated by the Commission at or prior to the Firm Shares Closing Time and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Pricing Prospectus, the Prospectus or otherwise) be complied with to the satisfaction of the Representatives,
               (ii) there shall not have been any change in the shares of beneficial interest of the Fund nor any increase in debt of the Fund from that set forth in the Registration Statement, the Pricing Prospectus or the Prospectus (or any amendment or supplement to either of them) and the Fund shall not have sustained any material liabilities or

                                   50

               obligations, direct or contingent, other than those reflected in or contemplated by the Registration Statement, the Pricing Prospectus or the Prospectus (or any amendment or supplement to either of them), (iii) since the date of the Pricing Prospectus or the Prospectus there shall not have been any material, adverse change in the condition (financial or otherwise), general affairs, business, properties, business prospects, net assets or results of operations, whether or not occurring in the ordinary course of business, of the Fund, the Adviser or the Sub-Adviser, (iv) none of the Fund, the Adviser or the Sub-Adviser shall have sustained any material loss or interference with their businesses from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement, the Pricing Prospectus or the Prospectus (or any amendment or supplement to either of them) and (v) all of the representations and warranties of each of the Fund, the Adviser and the Sub-Adviser contained in this Agreement shall be true and correct on and as of the date hereof and as of the Firm Shares Closing Time as if made on and as of the Firm Shares Closing Time.

         (i) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change, in or affecting the condition (financial or other), general affairs, business, prospects, properties, net assets or results of operations of the Fund, the Adviser or the Sub-Adviser not contemplated by the Pricing Prospectus or the Prospectus (and any amendment or supplement thereto), which in your opinion, as the Representatives of the several Underwriters, would materially, adversely affect the market for the Shares or (ii) any event or development relating to or involving the Fund, the Adviser, the Sub-Adviser or any officer, trustee, director, partner, manager or member of the Fund, the Adviser or the Sub-Adviser which makes any statement of a material fact made in the Pricing Prospectus or the Prospectus (or any amendment or supplement thereto) untrue or which, in the opinion of the Fund and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Pricing Prospectus or the Prospectus (or any amendment or supplement thereto) in order to state a material fact required by the 1933 Act, the 1940 Act, the Rules and Regulations, the Advisers Act, the Advisers Act Rules and Regulations or any other law to be stated

                                   51

               therein or necessary in order to make the statements therein (in the case of the Pricing Prospectus or the Prospectus, in light of the circumstances under which they were made) not misleading, if amending or supplementing the Pricing Prospectus or the Prospectus (or any amendment or supplement thereto) to reflect such event or development would, in your opinion, as the Representatives of the several Underwriters, materially, adversely affect the market for the Shares.

         (j) That none of the Fund, the Adviser or the Sub-Adviser shall have failed at performing or complying with, or prior to the Firm Shares Closing Time to have performed or complied with, any of the agreements herein contained and required to be performed or complied with by them at or prior to the Firm Shares Closing Time.

         (k) That you shall have received as of each Closing Time a certificate, dated such date, of each of the chief executive officer and chief financial officer of each of the Fund and the Adviser and of the president and chief operating officer of the Sub-Adviser certifying that (i) the signers have carefully examined the Registration Statement, the Pricing Prospectus, the Prospectus (and any amendments or supplements to either of them) and this Agreement, (ii) the representations and warranties of the Fund (with respect to the certificates from such Fund officers) the representations and warranties of the Adviser (with respect to the certificates from such officers of the Adviser) and the representations and warranties of the Sub-Adviser (with respect to the certificates from such officers of the Sub-Adviser) in this Agreement are true and correct on and as of the date of the certificate as if made on such date, (iii) since the date of the Pricing Prospectus and the Prospectus (and any amendment or supplement thereto), there has not been

                                   52

               any material, adverse change in the condition (financial or otherwise), business, properties, business prospects, net assets or results of operations, whether or not occurring in the ordinary course of business, of the Fund (with respect to the certificates from such Fund officers) or the Adviser (with respect to the certificates from such officers of the Adviser) or the Sub-Adviser (with respect to the certificates from such officers of the Sub-Adviser), (iv) to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement or prohibiting the sale of any of the Shares or having a material, adverse effect on the Fund (with respect to the certificates from such Fund officers) or the Adviser (with respect to the certificates from such officers of the Adviser) or the Sub-Adviser (with respect to the certificates from such officers of the Sub-Adviser) has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any court or other regulatory body, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official, (v) each of the Fund (with respect to certificates from such Fund officers), the Adviser (with respect to certificates from such officers of the Adviser) and the Sub-Adviser (with respect to the certificates from such officers of the Sub-Adviser) has performed and complied with all agreements that this Agreement requires it to perform by such Firm Shares Closing Time, (vi) none of the Fund (with respect to the certificate from such officers of the Fund), the Adviser (with respect to the certificate from such officers of the Adviser) or the Sub-Adviser (with respect to the certificate from such officers of the Sub-Adviser) has sustained any material loss or interference with its business from any court or

                                   53

               from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement, the Pricing Prospectus or the Prospectus and any amendment or supplement to either of them and (vii) with respect to the certificate from such officers of the Fund, there has not been any change in the shares of beneficial interest of the Fund nor any increase in the debt of the Fund from that set forth in the Pricing Prospectus or the Prospectus (or any amendment or supplement thereto) and the Fund has not sustained any material liabilities or obligations, direct or contingent, other than those reflected in the Pricing Prospectus and the Prospectus (or any amendment or supplement thereto).

         (l) That the Fund, the Adviser and the Sub-Adviser shall have furnished to you such further letters, certificates, documents and opinions of counsel as you shall reasonably request (including certificates of officers of the Fund, the Adviser and the Sub-Adviser).

               All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel acting in good faith.

               Any certificate or document signed by any officer of the Fund, the Adviser or the Sub-Adviser and delivered to you, as the Representatives of the Underwriters or to Underwriters' counsel, shall be deemed a representation and warranty by the Fund, the Adviser or the Sub-Adviser to each Underwriter as to the statements made therein.

               The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to (i) the

                                   54

               accuracy of and compliance with the representations and warranties of the Fund, the Adviser and the Sub-Adviser contained herein on and as of the Additional Shares Closing Time as though made on any Additional Shares Closing Time, (ii) satisfaction on and as of any Additional Shares Closing Time of the conditions set forth in this Section 10 except that, if any Additional Shares Closing Time is other than the Firm Shares Closing Time, the certificates, opinions and letters referred to in Sections 10 (c), (d), (e), (f), (g) and (k) and this paragraph shall be dated the Additional Shares Closing Time in question and the opinions called for by Sections 10 (c), (d), (e), (f) and (g) shall be revised to reflect the sale of Additional Shares and (iii) the absence of circumstances on or prior to the Additional Shares Closing Time which would permit termination of this Agreement pursuant to Section 12 hereof if they existed on or prior to the Firm Shares Closing Time.

      11. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when the Registration Statement or such post-effective amendment has become effective. Until such time as this Agreement shall have become effective, it may be terminated by the Fund by notifying you, or by you by notifying the Fund (which shall, in turn, notify the Adviser and the Sub-Adviser; provided, however, that any failure by the Fund so to notify the effect of such termination notice by you to the Fund).

                  If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder and the aggregate number of Shares which such

                                   55

         defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the aggregate number of Shares set forth opposite its name in Schedule I hereby bears to the aggregate number of Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 7 of the Master Agreement Among Underwriters, to purchase Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares and arrangements satisfactory to you and the Fund for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Fund are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Fund. In any such case which does not result in termination of this Agreement, either you or the Fund shall have the right to postpone the Firm Shares Closing Time, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect to any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Fund, purchases Shares which a defaulting Underwriter agreed, but failed or refused, to purchase.

                  Any notice under this Section 11 may be made by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

                                   56

        12. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion without liability on the part of any Underwriter to the Fund or the Adviser by notice to the Fund or the Adviser if prior to the Firm Shares Closing Time or any Additional Shares Closing Time (if different from the Firm Shares Closing Time and then only as to the Additional Shares), as the case may be, (i) trading in securities generally on the NYSE, American Stock Exchange, Nasdaq National Market, Nasdaq SmallCap Market or the Nasdaq Stock Market shall have been suspended or limited or minimum prices shall have been established, (ii) additional governmental restrictions not in force on the date of this Agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities shall have been declared by Federal or any state's authorities or
          (iii) any outbreak or material escalation of hostilities or other international or domestic calamity, crisis or change in political, financial, economic, legal or regulatory conditions, occurs, the effect of which is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given to the Fund, the Adviser or the Sub-Adviser by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

        13. Expenses. The Fund agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Fund of its obligations hereunder: (a) the preparation, printing or reproduction, filing (including, without limitation, the filing or registration fees prescribed by the 1933 Act, the 1934 Act, the 1940 Act and the Rules and Regulations) and distribution of the Registration Statement (including exhibits

                                   57

          thereto), the Prospectus, each Prepricing Prospectus and the 1940 Act Notification and all amendments or supplements to any of them,
          (b) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, each Prepricing Prospectus, any Sales Materials and Road Show Materials (and all amendments or supplements to any of them) as may be reasonably requested for use in connection with the offering and sale of the Shares, (c) the preparation, printing, authentication, issuance and delivery of certificates (if any) for the Shares, including any stamp taxes and transfer agent and registrar fees payable in connection with the original issuance and sale of such Shares, (d) the registrations or qualifications of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in
          Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification), (e) the fees and expenses of the Fund's independent accountants, counsel for the Fund and of the transfer agent, (f) the expenses of delivery to the Underwriters and dealers (including postage, air freight and the cost of counting and packaging) of copies of the Prospectus, the Prepricing Prospectus, any Sales Materials and Road Show Materials and all amendments or supplements to the Prospectus as may be requested for use in connection with the offering and sale of the Shares, (g) the printing (or reproduction) and delivery of this Agreement, any dealer agreements, the preliminary and supplemental Blue Sky Memoranda and all other company-authorized agreements or other documents printed (or reproduced) and delivered in connection with the offering of the Shares, (h) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the NASD and incurred with respect to the review of the offering of the Shares (including a review of the Sales Materials) by the NASD, which

                                   58

          fees and expenses of counsel, together with the fees, expenses and disbursements of counsel set forth in paragraph (d) of this
          Section 13 above, shall not exceed $25,000, exclusive of NASD and state filing fees, (i) the transportation, lodging, graphics and other expenses related to the Fund's preparation for and participation in the roadshow, (j) the listing of the Shares on the NYSE and (k) an amount not to exceed $50,000 (which includes the up to $25,000 reimbursement noted in (h) above) payable on the Closing Date to the Representatives in partial reimbursement of their expenses (but not including reimbursement for the cost of one tombstone advertisement in a newspaper that is one-quarter of a newspaper page or less in size) in connection with the offering.

                   The Adviser has agreed to pay (1) all organizational expenses and (2) offering costs (other than sales load, but including the partial reimbursement of underwriter expenses described above) of the Fund that exceed $0.04 per common share purchased by the Underwriters pursuant to this Agreement (the "Offering Cost Limitation"). The Fund's Sub-Adviser has agreed to reimburse the Fund's Adviser for one-half of such organizational and offering costs of the Fund that exceed $0.04 per Share. The Fund shall pay to First Trust Portfolios, L.P., an affiliate of the Adviser, in connection with its distribution assistance in connection with the sale of the Shares, an amount equal to the lesser of (i) 0.10% of the aggregate price to the public (as set forth in the Prospectus) of the Firm Shares and any Additional Shares that may be sold to the Underwriters pursuant to Section 2 of this Agreement and (ii) the positive amount by which the Offering Cost Limitation exceeds the actual offering costs of the Fund or, if the actual offering costs of the Fund are equal to or greater than the Offering Cost Limitation, zero.

                   Notwithstanding the foregoing, in the event that the sale of the Shares is not consummated pursuant to Section 2 hereof, the Adviser or the Sub-Adviser will pay the costs and

                                   59

          expenses of the Fund set forth above in this Section 13(a) through (i), and reimbursements of Underwriter expenses in connection with the offering shall be made in accordance with
          Section 5(l) hereof.

      14. Miscellaneous. Except as otherwise provided in Sections 5, 11 and 12 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (a) if to the Fund or the Adviser, 1001 Warrenville Road, Suite 300,
          Lisle, Illinois 60532, Attention: W. Scott Jardine, (b) if to the Sub-Adviser, One North Jefferson Street, St. Louis, MO
          63103, Attention: Tom O'Donnell, and (c) if to you, as Representatives of the Underwriters, at the office of A.G.
          Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis,
          Missouri 63103, Attention: Brian N. Hansen, with a copy to
          Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Chicago, Illinois 60606, Attention: Thomas A. Hale, Esq.

                   This Agreement has been and is made solely for the benefit of the several Underwriters, the Fund, the Adviser, the Sub-Adviser their trustees, directors, partners, officers, managers, members and the other controlling persons referred to in Section 9 hereof and their respective successors and assigns, to the extent provided herein and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

      15. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New
         York.

      16. Binding Agreement on the Fund. The Fund's Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by

                                   60

         the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's shareholders individually but are binding only upon the assets and property of the Fund.

                  This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                                   61

         Please confirm that the foregoing correctly sets forth the agreement among the Fund, the Adviser, the Sub-Adviser and the several Underwriters.


                                  Very truly yours,

                                  FIRST TRUST/GALLATIN SPECIALTY FINANCE
                                  AND FINANCIAL OPPORTUNITIES FUND



                                  By:_______________________
                                     Title:



                                  FIRST TRUST ADVISORS L.P.



                                  By:_______________________
                                     Title:


                                     GALLATIN ASSET MANAGEMENT, INC.



                                  By:_______________________
                                     Title:



                                    62






Confirmed as of the date
first above written on
behalf of themselves and
the other several Under-
writers named in Schedule
I hereto.


AS REPRESENTATIVE OF THE SEVERAL UNDERWRITERS


         A.G. EDWARDS & SONS, INC.


         By:  _________________________________
              Title:



                                   63



                             SCHEDULE I

Underwriter                                                  Number of Shares
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A.G. Edwards & Sons, Inc.
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Total




                                   64


                                EXHIBIT A
        FORM OF CHAPMAN AND CUTLER LLP OPINION REGARDING THE FUND

i. The Registration Statement and all post-effective amendments, if any, are effective under the Act and no stop order with respect thereto has been issued and no proceeding for that purpose has been instituted or, to the best of our knowledge, is threatened by the Commission. Any filing of the Prospectus or any supplements thereto required under Rule 497 under the Act prior to the date hereof have been made in the manner and within the time required by such rule.

ii. The Fund has been duly organized and is validly existing as a business trust in good standing under the laws of The Commonwealth of Massachusetts, with full power to conduct all the activities conducted by it, to own or lease all assets owned (or to be owned) or leased (or to be leased) by it and to conduct its business, all as described in the Registration Statement, the Pricing Prospectus and Prospectus, and the Fund is duly licensed and qualified to do business and in good standing in each jurisdiction in which its ownership or leasing of property or its conducting of business requires such qualification, except where the failure to be so qualified or be in good standing, either alone or in the aggregate, would not have a material adverse effect on the Fund, and the Fund owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Pricing Prospectus and the Prospectus, except where the failure to obtain such licenses, permits, consents, orders, approvals and other authorizations, either alone or in the aggregate, would not have a material adverse effect on the Fund. The Fund has no subsidiaries.

iii. The number of authorized, issued and outstanding shares of Common Shares of the Fund is as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus under the caption "Description of Shares--Common Shares" and in the statement of additional information under the caption "Statements of Assets and Liabilities." The Common Shares of the Fund conform in all material respects to the description of them in the Pricing Prospectus and the Prospectus under the caption "Description of Shares--Common Shares" in the Prospectus. All the

                                   65

outstanding Common Shares have been duly authorized and are validly issued, fully paid and (except as described in the Registration Statement, Pricing Prospectus and Prospectus under the caption "Certain Provisions in the Declaration of Trust") nonassessable. The Shares to be issued and delivered to and paid for by the Underwriters in accordance with the Underwriting Agreement against payment therefor as provided by the Underwriting Agreement have been duly authorized and when issued and delivered to the Underwriters as so provided will have been validly issued and will be fully paid and nonassessable (except as described in the Registration Statement). No person is entitled to any preemptive or other similar rights with respect to the Shares under the Declaration of Trust or By-Laws of the Fund or Massachusetts law or, to counsel's knowledge, otherwise.

iv. The Fund is duly registered with the Commission under the Investment Company Act as a non-diversified, closed-end management investment company and all action under the Act and the Investment Company Act, as the case may be, necessary to make the public offering and consummate the sale of the Shares as provided in the Underwriting Agreement has or will have been taken by the Fund.

v. The Fund has full power to enter into each of the Underwriting Agreement, the Advisory Agreement, the Custody Agreement, the Transfer Agency Agreement, the Administration Agreement, and the Subscription Agreement (collectively, the "Fund Agreements"), and to perform all of the terms and provisions thereof to be carried out by it and (A) each Fund Agreement has been duly and validly authorized, executed and delivered by the Fund, (B) each Fund Agreement complies in all material respects with all applicable provisions of the Investment Company Act and the Advisers Act, as the case may be, and (C) assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement constitutes the legal, valid and binding obligation of the Fund enforceable against the Fund in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) except as rights to indemnity thereunder may be limited by federal or state securities laws.

                                   66

vi. None of (A) the execution and delivery by the Fund of the Fund Agreements, (B) the issue and sale by the Fund of the Shares as contemplated by the Underwriting Agreement and (C) the performance by the Fund of its obligations under the Fund Agreements or consummation by the Fund of the other transactions contemplated by the Fund Agreements conflicts with or will conflict with, or results or will result in a breach of, the Declaration of Trust or the By-laws of the Fund or any agreement or instrument to which the Fund is a party or by which the Fund is bound that is filed as an exhibit to the Registration Statement, or any law, rule or regulation which in our experience is normally applicable to transactions of the type contemplated by the Underwriting Agreement, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, specifically naming the Fund and known to counsel, except that we express no opinion as to the securities or "blue sky" laws applicable in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Underwriting Agreement.

vii. No consent, approval, authorization or order of any court (to counsel's knowledge) or governmental agency or body or securities exchange or association, whether foreign or domestic, is required by the Fund for the consummation by the Fund of the transactions to be performed by the Fund or the performance by the Fund of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Fund Agreements, except such as (A) have been obtained under the federal securities laws and (B) may be required by the New York Stock Exchange or under state securities or "blue sky" laws in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Underwriting Agreement.

viii. The Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, and the Fund's
Registration Statement on Form 8-A under the 1934 Act is effective.

ix. There are no legal or governmental proceeding pending or, to our knowledge, threatened against the Fund.

x. The section in the Prospectus entitled "Federal Tax Matters" and the section in the Statement of Additional Information entitled "Federal Tax

                                   67

Matters" is a fair summary of the principal United States federal income tax rules currently in effect applicable to the Fund and to the purchase, ownership and disposition of the Shares.

xi. The Registration Statement (except the financial statements and schedules including the notes and schedules thereto, and other financial or accounting data included therein or omitted therefrom, as to which we express no view), at the time it became effective, and the Prospectus (except as aforesaid), as of the date thereof, complied as to form in all material respects to the requirements of the Act and the Investment Company Act.


         While we have not checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement, the Disclosure Package or the Prospectus, except to the limited extent set forth in paragraph (xi) above, in the course of our review of the contents of the Registration Statement, the Disclosure Package and the Prospectus with certain officers and employees of the Fund and the Fund's independent accountants, no facts have come to our attention that cause us to believe that the Registration Statement, at the time it became effective (but after giving effect to any changes incorporated pursuant to Rule 430A under the Act), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that we express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein), or that the Prospectus, as of the date it was filed with the Commission pursuant to Rule 497 under the Act and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein), or that the Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not

                                   68

misleading (except that we express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein).

                                   69

                                EXHIBIT B
       FORM OF CHAPMAN AND CUTLER LLP OPINION REGARDING THE ADVISER

i. The Adviser has been duly formed and is validly existing as a limited partnership under the laws of its jurisdiction of incorporation with full power and authority to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement, the Pricing Prospectus and Prospectus and to enter into and perform its obligations under the Underwriting Agreement, the Corporate Finance Services and Consulting Agreement, the Advisory Agreement and the Sub-Advisory Agreement.

ii. The Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting as investment adviser for the Fund as contemplated by the Advisory Agreement, the Registration Statement and the Prospectus.

iii. The Adviser has full power and authority to enter into each of the Underwriting Agreement, the Advisory Agreement, the Sub-Advisory Agreement and the Corporate Finance Services and Consulting Agreement (collectively, the "Adviser Agreements") and to carry out all the terms and provisions thereof to be carried out by it, and each such agreement has been duly and validly authorized, executed and delivered by the Adviser; each Adviser Agreement complies in all material respects with all provisions of the Investment Company Act and the Advisers Act; and assuming due authorization, execution and delivery by the other parties thereto, each Adviser Agreement constitutes a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) except as rights to indemnity thereunder may be limited by federal or state securities laws.

iv. Neither (A) the execution and delivery by the Adviser of any Adviser Agreement nor (B) the consummation by the Adviser of the transactions contemplated by, or the performance of its obligations under any Adviser Agreement conflicts or will conflict with, or results or will result in a

                                   70

breach of, the organizational documents or by-laws of the Adviser or any agreement or instrument to which the Adviser is a party or by which the Adviser is bound, or any federal or Illinois law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, specifically naming the Adviser and known to us, except in each case for such conflicts or breaches which do not, either alone or in the aggregate, have a material adverse effect on the Adviser's ability to perform its obligations under the Adviser Agreements.

v. No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by the Adviser of its obligations under, any Adviser Agreement, except (i) such as have been obtained under the federal securities laws and (ii) may be required by the New York Stock Exchange or under state securities or "blue sky" laws, in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Underwriting Agreement.

vii. To our knowledge, there is no legal or governmental proceeding pending or threatened against the Adviser that is either (i) required to be described in the Registration Statement or Prospectus that is not already described or (ii) which would, under Section 9 of the Investment Company Act, make the Adviser ineligible to act as the Fund's investment adviser.

         We have not checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement, the Disclosure Package or the Prospectus. We have participated in conferences with representatives of the Adviser at which the contents of the Registration Statements, the Disclosure Package and Prospectus were discussed. No facts have come to our attention that cause us to believe that the description of the Adviser and its business, and the statements attributable to the Adviser, in the Registration Statement, at the time it became effective (but after giving effect to any changes incorporated pursuant to Rule 430A under the Act), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that we express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein), or that the description of the Adviser and its business, and the statements attributable to the Adviser, in the Prospectus, as of the date it was filed with the Commission pursuant to Rule 497 under the Act and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no such view

                                   71

with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein), or that the Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein).


                                   72


                                EXHIBIT C
                FORM OF OPINION REGARDING THE SUB-ADVISER

i. The Sub-Adviser has been duly formed and is validly existing as a corporation under the laws of its jurisdiction of organization with full power and authority to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement, the Pricing Prospectus and Prospectus and to enter into and perform its obligations under the Underwriting Agreement and the Sub-Advisory Agreement.

ii. The Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting as investment adviser for the Fund as contemplated by the Sub-Advisory Agreement, the Registration Statement and the Prospectus.

iii. The Adviser has full power and authority to enter into each of the Underwriting Agreement and the Sub-Advisory Agreement (collectively, the "Sub-Adviser Agreements") and to carry out all the terms and provisions thereof to be carried out by it, and each such agreement has been duly and validly authorized, executed and delivered by the Sub-Adviser; each Sub-Adviser Agreement complies in all material respects with all provisions of the Investment Company Act and the Advisers Act; and assuming due authorization, execution and delivery by the other parties thereto, each Sub-Adviser Agreement constitutes a legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) except as rights to indemnity thereunder may be limited by federal or state securities laws.

iv. Neither (A) the execution and delivery by the Sub-Adviser of any Sub-Adviser Agreement nor (B) the consummation by the Sub-Adviser of the transactions contemplated by, or the performance of its obligations under any Sub-Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, the organizational documents or by-laws of

                                   73

the Sub-Adviser or any agreement or instrument to which the Adviser is a party or by which the Sub-Adviser is bound, or any federal or Delaware law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, specifically naming the Sub-Adviser and known to us, except in each case for such conflicts or breaches which do not, either alone or in the aggregate, have a material adverse effect on the Sub-Adviser's ability to perform its obligations under the Sub-Adviser Agreements.

v. No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by the Sub-Adviser of its obligations under, any Adviser Agreement, except (i) such as have been obtained under the federal securities laws and (ii) may be required by the New York Stock Exchange or under state securities or "blue sky" laws, in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Underwriting Agreement.

vii. To our knowledge, there is no legal or governmental proceeding pending or threatened against the Sub-Adviser that is either (i) required to be described in the Registration Statement or Prospectus that is not already described or (ii) which would, under Section 9 of the Investment Company Act, make the Sub-Adviser ineligible to act as the Fund's investment adviser.

         We have not checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement, the Disclosure Package or the Prospectus. We have participated in conferences with representatives of the Sub-Adviser at which the contents of the Registration Statements, the Disclosure Package and Prospectus were discussed. No facts have come to our attention that cause us to believe that the description of the Sub-Adviser and its business, and the statements attributable to the Adviser, in the Registration Statement, at the time it became effective (but after giving effect to any changes incorporated pursuant to Rule 430A under the Act), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that we express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein), or that the description of the Sub-Adviser and its business, and the statements attributable to the Adviser, in the Prospectus, as of the date it was filed with the Commission pursuant to Rule 497 under the Act and as of the date hereof, contained or contains an untrue statement of a

                                   74

material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein), or that the Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein).

                                   75


                                EXHIBIT D
               FORM OF DELOITTE & TOUCHE LLP COMFORT LETTER

May 24, 2007

The Board of Trustees of
First Trust/Gallatin Specialty Finance and Financial Opportunities Fund 1001 Warrenville Road
Suite 300
Lisle, Illinois 60532

A.G. Edwards & Sons, Inc. One North Jefferson Avenue St. Louis, Missouri
63103
  as Managing Representative of the Underwriters

Ladies and Gentlemen:

                  We have audited the statement of assets and liabilities of First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (the "Fund") as of April 23, 2007 (the "financial statement") included in Pre-effective Amendment No. 1 and Pre-effective Amendment No. 2 to the Registration Statement on Form N-2 filed by the Fund under the Securities Act of 1933 (the "1933 Act") (File No. 333-141457) and under the Investment Company Act of 1940 (the "1940 Act," collectively, the 1933 Act and the 1940 Act, the "Acts") (File No. 811-22039); such statement and our report with respect to such statement are included in that Registration Statement. The Registration Statement, as amended at the time it became effective on May 24, 2007, is herein referred to as the "Registration Statement."

In connection with the Registration Statement:

                  1. We are independent auditors with respect to the Fund within the meaning of the Acts and the applicable rules and regulations adopted thereunder by the Securities and Exchange Commission (the "SEC").

                  2. In our opinion, the financial statement audited by us and included in the Registration Statement complies as to form in all respects with the applicable accounting requirements of the Acts and the related rules and regulations thereunder

                                   76

         adopted by the SEC.

                  3. We have not audited any financial statements of the Fund as of any date or for any period subsequent to [ ], 2007. Therefore, we are unable to and do not express any opinion on the financial position, results of operations, changes in net assets, or the financial highlights of the Fund as of any date or for any period subsequent to [ ], 2007.

                  4. For purposes of this letter we have read the minutes of all meetings of the Shareholders, the Board of Trustees and all Committees of the Board of Trustees of the Fund as set forth in the minute books at the offices of the Fund, officials of the Fund having advised us that the minutes of all such meetings through [ ], 2007, were set forth therein.

                  5. For purposes of this letter, we have read the information included in the Registration Statement under the captions listed below and performed the following procedures. The procedures, which were applied as indicated with respect to the items presented below consisted of:

--------------------------- --------------------------------------------------
PAGE/CAPTION                PROCEDURES AND FINDINGS
--------------------------- --------------------------------------------------
Page 1,                     We proved the mathematical
Prospectus                  accuracy of the proceeds to the Fund per
                            share of $[ ] and in total of $[ ], assuming
                            a price to public of $[ ] per share, a sales
                            load of $[ ] per share, and estimated
                            offering costs of $[ ] per share. We give no
                            comfort on the assumed amounts utilized in
                            the calculation described above.
--------------------------- --------------------------------------------------
Page [ ],                   We proved the mathematical accuracy of the 1 year,
Prospectus,                 3 years, 5 years, and 10 years total
Summary of                  expenses incurred of $[ ], $[ ],$[ ], and $[ ],
Fund Expenses               respectively, assuming inclusion of
                            a sales load of $[ ] and estimated offering
                            expenses of this offering of $[ ], and a 5%
                            annual return on an initial investment of
                            $1,000 in Common Shares and assuming total
                            annual expenses of [ ]% of net assets. We
                            give no comfort on the assumed amounts
                            utilized in the calculation described above.
--------------------------- --------------------------------------------------
The foregoing procedures do not constitute an audit conducted in

                                   77

accordance with auditing standards generally accepted in the United States of America. Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, we make no representations regarding the sufficiency of the foregoing procedures for your purposes.

              6. Fund management has advised us that no financial data as of any date or for any period subsequent to [ ], 2007, is available; accordingly, the procedures carried out by us with respect to changes in financial statement items after [ ], 2007, have, of necessity, been limited. We have inquired of certain management of the Fund who have responsibility for financial and accounting matters whether there was any change as of [ ], 2007 in the shares of beneficial interest, net assets, or long-term liabilities of the Fund as compared with amounts shown on the [ ], 2007 statement of assets and liabilities included in the Registration Statement. On the basis of these inquiries and our reading of the minutes as described in 4, nothing came to our attention that caused us to believe that there was any change in the shares of beneficial interest, net assets or long-term liabilities, except in all instances for changes, increases, or decreases that the Registration Statement discloses have occurred or may occur.

         This letter is solely for the information of the addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of the Fund in connection with the offering of the securities covered by the Registration Statement, and is not to be used, circulated, quoted or otherwise referred to within or without the underwriting group for any other purpose, including but not limited to the registration, purchase or sale of securities, nor is it to be filed with or referred to in whole or in part in the Registration Statement or any other document, except that reference may be made to it in the underwriting agreement or in any list of closing documents pertaining to the offering of the securities covered by the Registration Statement.


                                   78